UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Helix Energy Solutions Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 14, 2025. Three proposals, as described in the Company’s Proxy Statement dated April 2, 2025, were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results:

●	Election of Director Nominees.

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
T. Mitch Little	120,213,335	7,468,466	—	10,895,647
John V. Lovoi	112,959,989	14,721,812	—	10,895,647

Each of the directors received the affirmative vote of a plurality of the shares cast and were elected as Class I directors to the Company’s Board of Directors to serve a three-year term expiring at the annual meeting of shareholders in 2028 or, if at a later date, until their respective successor is elected and qualified.

●	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,083,173	1,439,307	54,968	—

This proposal received a majority of the votes cast; accordingly, our shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2025.

●	Advisory vote on the approval of the 2024 compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,962,715	8,415,187	303,899	10,895,647

This proposal received a majority of the votes cast; accordingly, our shareholders approved, on a non-binding advisory basis, the 2024 compensation of our named executive officers.

Item 8.01. Other Events.

Further to the Company’s share repurchase program authorized by its Board of Directors in February 2023, during the second quarter 2025 the Company completed repurchase of approximately $30,000,000 in shares of the Company’s common stock through a written trading plan under Rule 10b5-1 of the Securities and Exchange Act of 1934 (the “Exchange Act”). Additional information regarding share repurchases will be available in the Company’s periodic reports in Form 10-Q and Form 10-K filed with the Securities and Exchange Commission as required by applicable rules of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Executive Vice President, General Counsel and Corporate Secretary